The Gabelli ABC Fund

A series of Gabelli Investor Funds, Inc.

SUMMARY PROSPECTUS April 27, 2012

Class AAA (GABCX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated April 27, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Gabelli ABC Fund (the “Fund”) seeks to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	0.12%

Total Annual Fund Operating Expenses	0.62%

Expense Example

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 276% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in securities of domestic and foreign issuers that Gabelli Funds, LLC (the “Adviser”), the Fund’s investment adviser, believes provide attractive opportunities for appreciation or investment income. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value-oriented common stocks, i.e., common stocks that trade at a significant discount to the Adviser’s assessment of their “private market value” (the value informed investors would be willing to pay to acquire the entire company) and virtually risk-free U.S. Treasury Bills, and by utilizing certain “arbitrage” strategies. The Fund’s use of arbitrage may be described as investing in “event” driven situations such as announced mergers, acquisitions, and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, the Fund may purchase the selling company’s securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities. The Fund may invest up to 40% of its total assets in securities of non-U.S. issuers. The Fund may invest up to 25% of its assets in lower quality fixed income securities, including up to 5% of its assets in securities of issuers that are in default, in order to seek higher income and capital appreciation. The Fund may also enter into short sales as a hedge against various positions. For additional information about selection of investments suitable for the Fund, see page 8 of the Prospectus.

In selecting investments for the Fund, the Adviser considers a number of factors, including:

•

the Adviser’s own evaluations of the “private market value” of the underlying assets and business of the company. Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company

•	the interest or dividend income generated by the securities
•	the potential for capital appreciation of the securities
•	the prices of the securities relative to other comparable securities
•	whether the securities are entitled to the benefits of sinking funds or other protective conditions
•	the existence of any anti-dilution protections or guarantees of the security
•	the diversification of the Fund’s portfolio as to issuers

The Adviser also evaluates the issuer’s free cash flow and long-term earnings trends. Finally, the Adviser looks for a catalyst: something in the company’s industry, or indigenous to the company, or country that will surface additional value.

The Adviser expects that, in accordance with the Fund’s investment objective, it will invest the Fund’s assets in a more conservative manner than it would in a small capitalization growth fund. For example, it may utilize fixed income securities and hedging strategies to reduce the risk of capital loss to a greater extent than it does in most other equity funds managed by the Adviser. As a result, the Fund’s total return is not expected to be as high as traditional equity funds in periods of significant appreciation in the equity markets.

You May Want to Invest in the Fund if:

•	you favor a conservative approach to investments and returns
•	you seek stability of principal more than growth of capital

Principal Risks

An investment in the Fund is not guaranteed and you could lose some of the amount you invested in the Fund. When you sell your shares of the Fund, they could be worth more or less than you paid for them.

The principal risks presented by the Fund are:

•	Fund and Management Risk. If the portfolio manager is incorrect in his assessment of the securities the Fund holds, then the value of the Fund’s shares may decline.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

Portfolio Turnover Risk.    Portfolio turnover generally involves some expense to the Fund, including brokerage commissions, or dealer mark-ups, and other transaction costs on the sale of securities, and reinvestment in other securities. As such, a higher portfolio turnover rate could negatively impact the Fund’s performance.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•

Hedging Risk.    The success of hedging depends on the Adviser’s ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities, and the prices of the corresponding options, or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses, and there may be certain restrictions on trading futures contracts and options.

•

Lower Rated Securities.    Lower rated securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. These securities are often referred to in the financial press as “junk bonds.”

•

Short Sale Risk.    Short positions in equity securities are generally considered to be more risky than long positions since the theoretical potential loss in a short position is unlimited, while the maximum loss from a long position is equal to its original purchase price.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights and greater transaction costs.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

THE GABELLI ABC FUND

(Total Returns for the Years Ended December 31)

During the years shown in the bar chart, the highest return for a quarter was 4.4% (quarter ended March 31, 2006) and the lowest return for a quarter was (3.3)% (quarter ended September 30, 2011).

Average Annual Total Returns (for the periods ended December 31, 2011)	Past One Year	Past Five Years	Past Ten Years
The Gabelli ABC Fund Class AAA Shares
Return Before Taxes	1.93%	3.25%	4.06%
Return After Taxes on Distributions	1.16%	2.17%	2.87%
Return After Taxes on Distributions and Sale of Fund Shares	1.51%	2.24%	2.86%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11%	(0.25)%	2.92%
Lipper U.S. Treasury Money Market Fund Average (reflects no deduction for fees, expenses, or taxes)	0.01%	1.12%	1.46%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Gabelli Funds, LLC serves as Adviser to the Fund.

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser has served as Portfolio Manager of the Fund since its inception on May 14, 1993.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $10,000 ($1,000 for IRAs or “Coverdell” Education Saving Plans). The minimum initial investment in an automatic monthly investment plan is $1,000. There is no minimum for subsequent investments.

You can purchase or redeem the Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

408 2012

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